EXHIBIT 99.2 FIRST QUARTER FISCAL YEAR 2019 Earnings Conference Call & Presentation February 7, 2019 at 9:00 a.m. CT (10:00 a.m. ET) 1

EXHIBIT 99.2 First Quarter Fiscal Year 2019 Welcome to Nexeo’s Earnings Conference Call and Presentation February 7, 2019 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 7192068 2

EXHIBIT 99.2 Agenda & Management Introductions INTRODUCTIONS AND SAFE HARBOR Michael Everett VP, Treasurer, FP&A, Investor Relations BUSINESS COMMENTARY David Bradley President & Chief Executive Officer FINANCIAL PERFORMANCE Ross Crane Executive VP & Chief Financial Officer CLOSING REMARKS David Bradley President & Chief Executive Officer Q&A 3

EXHIBIT 99.2 Non-GAAP Financial Measures & Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. These risks and uncertainties include, among other things: The Company’s pending Univar Merger. The Company’s ability to achieve projected cost savings, increased costs of products the Company purchases and its ability to pass on cost increases to its customers; and uncertainty regarding the proposed merger. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis. 4

EXHIBIT 99.2 David Bradley President & Chief Executive Officer

EXHIBIT 99.2 Business Update . Revenue growth of 1%, with continued Trending Twelve Months Growth Performance strong commercial execution in a ($ in millions, Unaudited) mixed pricing market environment Gross Profit $451.9 . First fiscal quarter net income of $16.2 $420.9 million, or $0.21 per diluted share  Adjusted* net income was $9.8 million, +7% or $0.13 per diluted share Q1-FY18 Q1-FY19 . Gross profit of $99 million and adjusted* Adjusted* EBITDA EBITDA of $40 million for the quarter $205.2  Second best first fiscal quarter $195.0 performance in Nexeo’s history +5% *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure Q1-FY18 Q1-FY19 6

EXHIBIT 99.2 Ross Crane Chief Financial Officer

EXHIBIT 99.2 Fiscal First Quarter 2019 Highlights Consolidated ($ in millions) Three Months Three Months Ended Ended Variance Consolidated Dec-31-2018 Dec-31-2017 Sales and operating revenues $ 935.8 $ 929.6 1% . Volume down 4% Gross profit 98.7 106.9 (8)% . Average selling prices up 4% Gross profit margin 10.5% 11.5% - 100 bps Chemicals ($ in millions) Three Months Three Months Ended Ended Variance Chemicals Dec-31-2018 Dec-31-2017 Sales and operating revenues $ 438.5 $ 431.9 2% . Volume down 3% Gross profit 53.5 58.4 (8)% . Average selling prices up 5% Gross profit margin 12.2% 13.5% - 130 bps Plastics ($ in millions) Three Months Three Months Ended Ended Variance Plastics Dec-31-2018 Dec-31-2017 Sales and operating revenues $ 456.1 $ 462.2 (1)% . Volume down 4% Gross profit 38.7 41.9 (8)% . Average selling prices up 3% Gross profit margin 8.5% 9.1% - 60 bps 8

EXHIBIT 99.2 Fiscal First Quarter 2019 Consolidated Results ($ in millions) Three Months Ended Three Months Ended Dec-31-2018 Dec-31-2017 Variance Q1-FY19 Q1-FY18 $% Sales and operating revenues $ 935.8 $ 929.6 $ 6.2 1% Cost of sales and operating expenses 837.1 822.7 14.4 2% Gross profit 98.7 106.9 (8.2) (8)% SG&A 79.8 84.8 (5.0) (6)% Transaction related costs 8.2 0.1 8.1 8,100% Change in fair value related to contingent consideration (22.9) (18.6) (4.3) (23)% obligations Operating income 33.6 40.6 (7.0) (17)% Other income, net 0.1 0.1 0.0 0% Interest expense, net (13.3) (12.9) (0.4) (3)% Net income before income taxes 20.4 27.8 (7.4) (27)% Income tax expense 4.2 1.3 2.9 223% Net income $ 16.2 $ 26.5 $ (10.3) (39)% Adjusted* EBITDA $ 40.4 $ 44.2 $ (3.8) (9)% Adjusted* EBITDA % of sales 4.3% 4.8% Conversion Ratio** 40.9% 41.3% *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure **Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit 9

EXHIBIT 99.2

Key Balance Sheet Metrics

nexeo solutions

($ in millions)

Total Debt [1]


$901.0
$800.1
$854.4
Q1-FY18
Q4-FY18
Q1-FY19

Cash


$41.4
$58.9
$54.6
Q1-FY18
Q4-FY18
Q1-FY19

Net Debt [1][2]


$859.6
$741.2
$799.8
Leverage (3)
4.4x
3.5x
3.9x
Q1-FY18
Q4-FY18
Q1-FY19

Working Capital [4]


$549.8
$484.6
$548.6
14.6%
12.0%
13.6%
Q1-FY18
Q4-FY18
Q1-FY19
WC
WC % TTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15
(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure
(3) Leverage is calculated as Net Debt divided by trailing twelve month adjusted* EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and adjusted* EBITDA to the most comparable GAAP financial measure
(4) Working capital is calculated as (Accounts receivable + Inventory) less (Accounts payable + Accrued expenses and other liabilities + Current due to related party pursuant to contingent consideration obligations)

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EXHIBIT 99.2 David Bradley President & Chief Executive Officer

EXHIBIT 99.2 Pending Merger Accelerates Transformation & Growth . Pending merger creates true industry leader equipped to drive significant value to stakeholders . Leveraging best of the best from both companies to enhance service to customers and supplier partners . Combined company will leverage the capabilities of Nexeo’s proprietary operating platform . Transaction on track to close in the first calendar quarter of 2019  November 16, 2018, Univar and Nexeo announced that the waiting period under the HSR Act had expired  February 27, 2019, Univar Special Meeting for stockholder vote  Nexeo's key stockholders, TPG and First Pacific, have provided consent for the proposed transaction 12

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EXHIBIT 99.2

EXHIBIT 99.2

EXHIBIT 99.2 Capital Structure Summary Shares Used For Share Basic and Fully Diluted EPS Calculation Count Basic - Average Common Shares Outstanding 76.9 million Diluted - Average Common Shares Outstanding 77.1 million Shares Excluded From Share Basic and Fully Diluted EPS Calculation Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (3) (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 (3) Excess Shares: Deferred Cash Consideration due to TPG and its affiliates in connection with the Business Combination. Triggering events for payment are earlier of (i) date when volume weighted average trading price of the Company’s common stock exceeds $15.00 per share for any 20 trading days in any 30 trading day period or (ii) June 30, 2021. The Company may satisfy payment of the Deferred Cash Consideration with existing cash funds or the issuance of common shares. The amount is calculated at the time of payment as the prevailing price of the Company’s common stock multiplied by the number of Excess Shares *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders 16

EXHIBIT 99.2 Trending Twelve Months Consolidated Results ($ in millions, except per share data) Twelve Months Ended Twelve Months Ended Dec-31-2018 Dec-31-2017 Variance Q1-2019 Q1-2018 $% Sales and operating revenues $ 4,040.4 $ 3,771.7 $ 268.7 7% Cost of sales and operating expenses 3,588.5 3,350.8 237.7 7% Gross profit 451.9 420.9 31.0 7% SG&A 347.6 323.2 24.4 8% Transaction related costs 10.9 1.2 9.7 808% Change in fair value related to contingent consideration 3.2 (13.0) 16.2 125% obligations Operating income 90.2 109.5 (19.3) (18)% Other income, net 1.0 6.0 (5.0) (83)% Interest expense, net (52.5) (51.8) (0.7) (1)% Net income before income taxes 38.7 63.7 (25.0) (39)% Income tax expense 19.6 14.5 5.1 35% Net income $ 19.1 $ 49.2 $ (30.1) (61)% Adjusted* EBITDA $ 205.2 $ 195.0 $ 10.2 5% Adjusted* EBITDA % of sales 5.1% 5.2% Conversion Ratio** 45.4% 46.3% 32.9% *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure **Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit 17

EXHIBIT 99.2

Fiscal First Quarter 2019 Financial Results

nexeo solutions

In millions (except per share data)	Three Months Ended Dec-31-2018	Three Months Ended Dec-31-2017	Variance $	Variance %	Twelve Months Ended Dec-31-2018	Twelve Months Ended Dec-31-2017	Variance $	Variance %
Sales and operating revenues								
Chemicals	$ 438.5	$ 431.9	$ 6.6	1.5 %	$ 1,911.1	$ 1,746.7	$ 164.4	9.4 %
Plastics	456.1	462.2	(6.1)	(1.3)%	1,973.9	1,891.4	82.5	4.4 %
Other	41.2	35.5	5.7	16.1 %	155.4	133.6	21.8	16.3 %
Total sales and operating revenues	935.8	929.6	6.2	0.7 %	4,040.4	3,771.7	268.7	7.1 %
Gross profit								
Chemicals	53.5	58.4	(4.9)	(8.4)%	243.1	221.3	21.8	9.9 %
Margin	12.2%	13.5%	(130) bps		12.7%	12.7%	0 bps	
Plastics	38.7	41.9	(3.2)	(7.6)%	183.2	173.1	10.1	5.8 %
Margin	8.5%	9.1%	(60) bps		9.3%	9.2%	10 bps	
Other	6.5	6.6	(0.1)	(1.5)%	25.6	26.5	(0.9)	(3.4)%
Margin	15.8%	18.6%	(280) bps		16.5%	19.8%	(330) bps	
Total gross profit	98.7	106.9	(8.2)	(7.7)%	451.9	420.9	31.0	7.4 %
Total gross profit margin	10.5%	11.5%	(100) bps		11.2%	11.2%	0 bps	
SG&A	79.8	84.8	(5.0)	(5.9)%	347.6	323.2	24.4	7.5 %
Transaction related costs	8.2	0.1	8.1	8100.0 %	10.9	1.2	9.7	808.3 %
Change in fair value related to contingent consideration obligations	(22.9)	(18.6)	(4.3)	(23.1)%	3.2	(13.0)	16.2	124.6 %
Operating income	33.6	40.6	(7.0)	(17.2)%	90.2	109.5	(19.3)	(17.6)%
Other income, net	0.1	0.1	0.0	0.0 %	1.0	6.0	(5.0)	(83.3)%
Interest expense, net	(13.3)	(12.9)	(0.4)	(3.1)%	(52.5)	(51.8)	(0.7)	(1.4)%
Net income before income taxes	20.4	27.8	(7.4)	(26.6)%	38.7	63.7	(25.0)	(39.2)%
Income tax expense	4.2	1.3	2.9	223.1 %	19.6	14.5	5.1	35.2 %
Net income	$ 16.2	$ 26.5	$ (10.3)	(38.9)%	$ 19.1	$ 49.2	$ (30.1)	(61.2)%
Adjusted* EBITDA	$ 40.4	$ 44.2	$ (3.8)	(8.6)%	$ 205.2	$ 195.0	$ 10.2	5.2 %
Adjusted* EBITDA % of sales	4.3%	4.8%			5.1%	5.2%		
Conversion Ratio**	40.9%	41.3%	NA		45.4%	46.3%	32.9 %	

*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

**Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit

18

EXHIBIT 99.2 Non-GAAP Reconciliation Nexeo Solutions, Inc. and Subsidiaries Adjusted Net Income Reconciliation ($ in millions, Unaudited) Q1-FY18 Q1-FY19 Per Per Amount Share Amount Share Net income $ 26.5 $ 0.34 $ 16.2 $ 0.21 Change in fair value related to contingent consideration obligations (18.6) (0.24) (22.9) (0.30) Management add-backs (1) 1.3 0.02 2.6 0.03 Transaction related costs (2) 0.1 0.00 8.2 0.11 Estimated net tax impact 3.1 0.04 5.7 0.07 Adjusted net income $ 12.4 $ 0.16 $ 9.8 $ 0.13* Note: Per share amounts based on diluted shares *Per share amounts do not equal the total due to rounding (1) Management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes professional and transaction costs related to acquisitions and other business combination related items 19

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Q1-FY18 Q2-FY18 Q3-FY18 Q4-FY18 Q1-FY19 Net income (loss) $ 26.5 $ 0.4 $ 17.5 $ (15.0) $ 16.2 Interest expense, net 12.9 12.6 13.3 13.3 13.3 Income tax expense 1.3 4.6 9.7 1.1 4.2 Depreciation and amortization 19.5 19.6 18.5 17.3 17.2 Other operating expenses, net (1) (16.0) 16.5 (1.4) 36.8 (10.5) Adjusted EBITDA $ 44.2 $ 53.7 $ 57.6 $ 53.5 $ 40.4 (1) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net 20

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries TTM Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Trending Twelve Months Ending 12/31/2017 03/31/2018 06/30/2018 09/30/2018 12/31/2018 Net income $ 49.2 $ 50.7 $ 58.0 $ 29.4 $ 19.1 Interest expense, net 51.8 52.0 51.8 52.1 52.5 Income tax expense 14.5 18.3 22.1 16.7 19.6 Depreciation and amortization 75.8 77.6 77.2 74.9 72.6 Other operating expenses, net (1) 3.7 4.4 (0.9) 35.9 41.4 Adjusted EBITDA $ 195.0 $ 203.0 $ 208.2 $ 209.0 $ 205.2 (1) See Non-GAAP Reconciliation: Trailing Twelve Months Ending - Other Operating Expenses, Net 21

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Quarterly Other Operating Expenses, Net ($ in millions, Unaudited) Q1-FY18 Q2-FY18 Q3-FY18 Q4-FY18 Q1-FY19 Management add-backs (1) $ 1.3 $ 2.6 $ 4.5 $ 9.0 $ 2.6 Change in fair value related to contingent consideration obligations (18.6) 12.6 (8.7) 22.2 (22.9) Foreign exchange (gains) losses, net (2) (0.5) (0.5) 1.0 1.1 (0.2) Compensation expense related to management equity plan (non-cash) 1.7 1.8 1.8 1.8 1.8 Transaction related costs (3) 0.1 - - 2.7 8.2 Other operating expenses, net $ (16.0) $ 16.5 $ (1.4) $ 36.8 $ (10.5) (1) Management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Includes professional and transaction costs related to acquisitions and other business combination related items 22

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries TTM Other Operating Expenses, Net ($ in millions, Unaudited) Trending Twelve Months Ending 12/31/2017 03/31/2018 06/30/2018 09/30/2018 12/31/2018 Management add-backs (1) $ 9.4 $ 8.6 $ 10.9 $ 17.4 $ 18.7 Change in fair value related to contingent consideration obligations (13.0) (10.4) (18.3) 7.5 3.2 Foreign exchange (gains) losses, net (2) (0.7) (2.0) (0.6) 1.1 1.4 Compensation expense related to management equity plan (non-cash) 5.8 6.3 6.6 7.1 7.2 Inventory step up 1.0 1.0 (0.2) - - Transaction related costs (3) 1.2 0.9 0.7 2.8 10.9 Other operating expenses, net $ 3.7 $ 4.4 $ (0.9) $ 35.9 $ 41.4 (1) Management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Includes professional and transaction costs related to acquisitions and other business combination related items 23

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation ($ in millions, Unaudited) Q1-FY18 Q4-FY18 Q1-FY19 Long-term debt and capital lease obligations, less $ 852.6 $ 752.4 $ 805.1 current portion, net Short-term borrowings and current portion of long-term 48.4 47.7 49.3 debt and capital lease obligations Total Debt 901.0 800.1 854.4 Cash and cash equivalents (41.4) (58.9) (54.6) Net Debt $ 859.6 $ 741.2 $ 799.8 24

EXHIBIT 99.2 NEXEO SOLUTIONS, INC.